SMITH BARNEY INCOME FUNDS
on behalf of the
Smith Barney Diversified Strategic Income Fund (the "Fund")

Supplement dated July 8, 1999 to
Prospectuses dated November 27, 1998


The following information supplements the information in the Prospectuses under "Investment Objective and Management Policies."

In order to provide the Investment Manager with additional investment flexibility, the Fund's Board of Trustees approved the following supplemental change to the Fund's investment policies by amending the section of the Prospectuses entitled "Investment Objective and Management Policies" as follows:

	The Fund may invest in foreign high yield corporate bonds of developed countries subject to the Fund's overall high yield limitation of 35%.




FD
G:\Fund Accounting\Legal\FUNDS\SLIP\1999\SECDOCS\799stk2.doc